UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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USA TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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USA Technologies, Inc. issued the following press release on June 26, 2012:

FOR IMMEDIATE RELEASE

Investor Contact:	Media Contact:
Veronica Rosa	Joe Crivelli
VP, Corp. Comm. and Investor Relations	Senior Vice President
USA Technologies	Gregory FCA
484-359-2138	610-228-2100
vrosa@usatech.com	joec@gregcomm.com

USA TECHNOLOGIES REMINDS SHAREHOLDERS TO VOTE
THE WHITE PROXY CARD FOR DIRECTOR NOMINEES

Encourages Shareholders to Support USAT’s Future and to Protect Their Investments
by Voting FOR ALL USAT Director Nominees TODAY

MALVERN, PA, June 26, 2012 – USA Technologies, Inc. (NASDAQ: USAT) (“USAT” or the “Company”), a leader of wireless, cashless payment and M2M telemetry solutions for self-serve, small-ticket retailing industries, today reiterated its recommendation that all shareholders vote “FOR” the Company’s director nominees at USAT’s 2012 Annual Meeting of Shareholders, scheduled for Thursday, June 28, 2012.

CHANGE IS ALREADY UNDERWAY AT USAT:
MAKE THE RIGHT CHOICE, SUPPORT THE USAT BOARD AND ITS STRATEGIC PLAN
VOTE THE WHITE PROXY CARD TODAY

•	RIGHT BOARD & MANAGEMENT: USAT’s Board of Directors and management team are actively engaged, committed to effecting change and delivering enhanced results.

•	RIGHT STRATEGY TO DRIVE RESULTS: USAT is executing on a strategy to drive enhanced operational and financial results and long-term shareholder value.

•
RIGHT FOUNDATION FOR PROFITABILITY:  USAT is quickly moving toward a high-margin service model backed by a reliable stream of recurring revenues.  This monthly stream of recurring revenues provides a foundation for profitability and long-term value creation.

•
RIGHT MARKET POSITION & CUSTOMER BASE:  USAT’s leading market position and growing connections has led to enhanced revenues.   USAT is now poised to capitalize on an emerging market as customers transition to an entirely cashless model.

•	RIGHT RESULTS: USAT is already achieving and expecting further, measureable financial milestones.

With USAT primed for future success, now is not the time to make a change and derail the Company’s momentum.  Do not risk the future of USAT – make the RIGHT choice, VOTE the WHITE proxy card  TODAY!

ALL THREE INDEPENDENT PROXY ADVISORY FIRMS RECOMMEND VOTING
FOR USAT NOMINEES

Institutional Shareholder Services, Glass Lewis and Egan-Jones, the nation’s three proxy advisory firms, have all independently reviewed the candidates for election at the annual meeting and have come to the same conclusion:  A vote FOR ALL USAT nominees is in the best interest of all USAT shareholders.

DON’T BE FOOLED BY TIRPAK’S FALSE AND MISLEADING ASSERTIONS

USAT believes Bradley Tirpak and S.A.V.E. are out to trick shareholders into believing that they have a “plan” for the Company.  However, USAT is confident that its shareholders will see through Tirpak’s erroneous statements and veiled threats and will recognize the underlying facts:  Tirpak lacks a serious understanding of USAT, its business or operating principles, and his “plan” would serve only to destroy shareholder value.

USAT has outlined what it believes to be the false and misleading statements made by Tirpak in his so-called “plan” in a Fact Sheet that has been filed with the Securities and Exchange Commission.  The Fact Sheet is available here at www.sec.gov or at www.usatech.com under “Investor Relations, Recent SEC Filings.”

IGNORE ABSURD “ENDORSEMENT” OF S.A.V.E. BY JAMES STUCKERT A MEMBER OF S.A.V.E.'S
SHAREHOLDER GROUP

S.A.V.E. has become increasingly desperate, as demonstrated by the absurdity of its recent tactics.  In a June 25, 2012, announcement regarding James Stuckert’s supposed “endorsement” of S.A.V.E., Stuckert was positioned as an independent shareholder.  However, Stuckert is, in fact, a member of S.A.V.E.’s shareholder group and any “endorsement” from him rings hollow and brings new meaning to the term “self-serving.”

EVERY VOTE IS CRITICAL TO THE FUTURE OF USAT AND YOUR INVESTMENT

Important information for all USAT shareholders:

•	After USAT’s WHITE proxy card has been voted, no further action is required. If USAT’s WHITE proxy card has not yet been voted, please vote today.

•	If a gold proxy card has been voted, there is still time to change the vote by voting the WHITE proxy card today.

MAKE THE RIGHT CHOICE—VOTE THE WHITE PROXY CARD TODAY

Every vote is important, no matter how many shares are owned.  Even if not attending the Annual Meeting, USAT encourages every shareholder to vote the WHITE proxy card TODAY by Internet or telephone.  USAT also advises shareholders to discard any proxy cards received from S.A.V.E.

MacKenzie Partners, Inc.
105 Madison Avenue
New York, NY 10016
(212) 929-5500 (call collect)
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TOLL-FREE (800) 322-2885

About USA Technologies:

USA Technologies is a leader in the networking of wireless non-cash transactions, associated financial/network services and energy management. USA Technologies provides networked credit card and other non-cash systems in the vending, commercial laundry, hospitality and digital imaging industries. USAT has been granted 79 patents and has agreements with Verizon, Visa, Compass, Crane and others. Visit our website at www.usatech.com.

Forward-looking Statements:
"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995:  All statements other than statements of historical fact included in this release, including without limitation the financial position, anticipated connections to our network, business strategy and the plans and objectives of the Company's management for future operations, are forward-looking statements. When used in this release, words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to USAT or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of USAT's management, as well as assumptions made by and information currently available to USAT's management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, business, financial market and economic conditions, including but not limited to, the ability of USAT to retain key customers from whom a significant portion of its revenues is derived; the costs and management distractions attendant to Mr. Tirpak’s nomination of himself and six other candidates as director nominees at the 2012 annual meeting of shareholders; the outcome of the proxy contest and related litigation; whether the actions of our former CEO which resulted in his separation from USAT or the Securities and Exchange Commission’s investigation would have a material adverse effect on the future financial results or condition of USAT; the ability of USAT to compete with its competitors to obtain market share; the ability of USAT to obtain widespread commercial acceptance of it products; and whether USAT's existing or anticipated customers purchase ePort devices in the future at levels currently anticipated by USAT. Readers are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statement made by us in this release speaks only as of the date of this release. Unless required by law, USAT does not undertake to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.